Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED SEPTEMBER 30, 2020

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the negative impact of the coronavirus 2019 (COVID-19) global pandemic on the U.S., regional and global economies and our tenants' financial condition and results of operations, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Statements of Income	8
Select Income Statement Data	9
Funds From Operations ("FFO")	10
Funds Available for Distribution ("FAD")	11
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre")	12
Net Operating Income ("NOI")	13 - 15
Same Store Results	16 - 19
Consolidated Joint Ventures and Fund	20 - 25
Unconsolidated Joint Ventures	26 - 31
Capital Structure	32
Debt Analysis	33
Debt Maturities	34

Selected Property Data
Portfolio Summary	35
Same Store Leased Occupancy	36 - 37
Top Tenants and Industry Diversification	38
Leasing Activity	39 - 40
Lease Expirations	41 - 44
Cash Basis Capital Expenditures	45 - 46

Definitions	47 - 48

COMPANY PROFILE

Paramount Group, Inc. ("Paramount") or (the "Company") is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Leasing
David Zobel	Executive Vice President, Head of Acquisitions
Gage Johnson	Senior Vice President, General Counsel and Secretary

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Colin Dyer	Director
Karin Klein	Director, Chair of Compensation Committee
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Greg Wright	Director

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Derek Johnston	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Deutsche Bank	Evercore ISI
(646) 855-5808	(212) 738-6140	(904) 520-4973	(212) 446-9462
james.feldman@baml.com	tcatherwood@btig.com	derek.johnston@db.com	steve.sakwa@evercoreisi.com

Richard Skidmore	Daniel Ismail	Omotayo Okusanya	Vikram Malhotra
Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(801) 741-5459	(949) 640-8780	(646) 949-9672	(212) 761-7064
richard.skidmore@gs.com	dismail@greenst.com	omotayo.okusanya@mizuhogroup.com	vikram.malhotra@morganstanley.com

Blaine Heck
Wells Fargo
(443) 263-6529
blaine.heck@wellsfargo.com

(1)

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
SELECTED FINANCIAL DATA	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2020	September 30, 2019

Net (loss) income attributable to common stockholders:
Continuing operations	$(8,921)	$4,336	$(8,234)	$(15,187)	$6,740
Discontinued operations	1,963	2,746	1,964	5,307	6,506
Net (loss) income attributable to common stockholders	$(6,958)	$7,082	$(6,270)	$(9,880)	$13,246

Net (loss) income per share - basic and diluted:
Per share from continuing operations	$(0.04)	$0.02	$(0.04)	$(0.07)	$0.03
Per share from discontinued operations	0.01	0.01	0.01	0.03	0.03
Net (loss) income per share - basic and diluted	$(0.03)	$0.03	$(0.03)	$(0.04)	$0.06

Core FFO attributable to common stockholders (1)	$49,560	$58,540	$50,118	$161,187	$168,892
Per share - diluted	$0.22	$0.25	$0.23	$0.72	$0.72	`

PGRE's share of Cash NOI (1)	$92,160	$93,551	$89,216	$279,905	$278,432
PGRE's share of NOI (1)	$94,621	$105,718	$98,823	$304,001	$313,799

Same Store Cash NOI (1)		% Change	Same Store NOI (1)			% Change
Three Months Ended September 30, 2020 vs. September 30, 2019		(1.8%)	Three Months Ended September 30, 2020 vs. September 30, 2019			1.1%
Nine Months Ended September 30, 2020 vs. September 30, 2019		(0.5%)	Nine Months Ended September 30, 2020 vs. September 30, 2019			1.1%

PORTFOLIO STATISTICS (at PGRE Share)

	As of
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Leased % (1)	95.5%	95.6%	95.9%	95.9%	96.5%

Same Store Leased % (1)		% Change	Same Store Leased % (1)			% Change
September 30, 2020 vs. June 30, 2020		(0.1%)	September 30, 2020 vs. September 30, 2019			(0.8%)
September 30, 2020 vs. December 31, 2019		(0.3%)

COMMON SHARE DATA

	Three Months Ended
Share Price:	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
High	$7.99	$10.38	$15.00	$13.99	$14.42
Low	$6.69	$6.95	$6.42	$12.65	$12.77
Closing (end of period)	$7.08	$7.71	$8.80	$13.92	$13.35

Dividends per common share	$0.10	$0.10	$0.10	$0.10	$0.10
Annualized dividends per common share	$0.40	$0.40	$0.40	$0.40	$0.40
Dividend yield (on closing share price)	5.6%	5.2%	4.5%	2.9%	3.0%

(1)	See page 47 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	September 30, 2020	December 31, 2019
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237
Buildings and improvements	5,969,297	5,923,648
	7,935,534	7,889,885
Accumulated depreciation and amortization	(920,078)	(790,216)
Real estate, net	7,015,456	7,099,669
Cash and cash equivalents	515,942	306,215
Restricted cash	30,965	25,272
Investments in unconsolidated joint ventures	417,592	449,180
Investments in unconsolidated real estate funds	12,867	10,317
Accounts and other receivables	15,289	19,231
Due from affiliates	-	36,918
Deferred rent receivable	326,050	301,588
Deferred charges, net	120,211	126,367
Intangible assets, net	167,675	203,169
Assets related to discontinued operations	103,787	104,836
Other assets	80,660	51,373
Total assets	$8,806,494	$8,734,135

Liabilities:
Notes and mortgages payable, net	$3,798,944	$3,783,851
Revolving credit facility	200,000	36,918
Accounts payable and accrued expenses	109,228	117,356
Dividends and distributions payable	24,173	25,255
Intangible liabilities, net	61,485	73,789
Other liabilities	59,531	66,004
Total liabilities	4,253,361	4,103,173

Equity:
Paramount Group, Inc. equity	3,690,246	3,785,730
Noncontrolling interests in:
Consolidated joint ventures	436,576	360,778
Consolidated real estate fund	79,168	72,396
Operating Partnership	347,143	412,058
Total equity	4,553,133	4,630,962

Total liabilities and equity	$8,806,494	$8,734,135

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2020	September 30, 2019
Revenues:
Rental revenue (1)	$165,420	$181,115	$163,989	$504,834	$530,500
Fee and other income (1)	11,355	10,138	7,129	27,045	26,485
Total revenues	176,775	191,253	171,118	531,879	556,985

Expenses:
Operating	67,865	68,846	64,313	199,192	199,043
Depreciation and amortization	58,889	60,696	58,716	176,032	181,685
General and administrative (1)	16,805	16,319	17,901	46,955	51,457
Transaction related costs	81	786	258	542	1,704
Total expenses	143,640	146,647	141,188	422,721	433,889

Other income (expense):
Loss from unconsolidated joint ventures	(4,268)	(1,332)	(5,955)	(14,444)	(2,815)
(Loss) income from unconsolidated real estate funds	(56)	206	89	85	271
Interest and other income, net (1)	1,104	1,222	2,252	2,360	7,705
Interest and debt expense (1)	(35,792)	(37,325)	(36,009)	(108,420)	(111,462)
(Loss) income from continuing operations, before income taxes	(5,877)	7,377	(9,693)	(11,261)	16,795
Income tax (expense) benefit	(393)	583	(138)	(1,135)	(823)
(Loss) income from continuing operations, net	(6,270)	7,960	(9,831)	(12,396)	15,972
Income from discontinued operations, net	2,147	3,040	2,147	5,815	7,202
Net (loss) income	(4,123)	11,000	(7,684)	(6,581)	23,174
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(3,566)	(3,051)	(405)	(5,485)	(8,253)
Consolidated real estate fund	79	(109)	1,235	1,291	(256)
Operating Partnership	652	(758)	584	895	(1,419)
Net (loss) income attributable to common stockholders	$(6,958)	$7,082	$(6,270)	$(9,880)	$13,246

Net (loss) income per diluted share:
(Loss) income from continuing operations, net	$(0.04)	$0.02	$(0.04)	$(0.07)	$0.03
Income from discontinued operations, net	0.01	0.01	0.01	0.03	0.03
Net (loss) income per diluted share	$(0.03)	$0.03	$(0.03)	$(0.04)	$0.06

(1)	See page 9 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
Rental Revenue:	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2020	September 30, 2019
Property rentals	$146,721	$149,953	$143,422	$439,281	$444,710
Tenant reimbursements	12,222	15,689	10,099	36,370	41,074
Straight-line rent adjustments	4,567	11,369	9,233	24,495	33,650
Amortization of above and below-market leases, net	1,910	2,571	1,235	4,688	8,614
Lease termination income	-	1,533	-	-	2,452
Total rental revenue	$165,420	$181,115	$163,989	$504,834	$530,500

	Three Months Ended			Nine Months Ended
Fee and Other Income:	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2020	September 30, 2019
Property management	$2,270	$1,692	$2,239	$6,959	$4,933
Asset management	3,636	2,665	3,571	10,728	7,273
Acquisition, disposition and leasing	2,586	2,104	-	2,586	3,435
Other	661	698	399	1,419	1,730
Total fee income	9,153	7,159	6,209	21,692	17,371
Other (primarily parking income and tenant requested services, including
overtime heating and cooling)	2,202	2,979	920	5,353	9,114
Total fee and other income	$11,355	$10,138	$7,129	$27,045	$26,485

	Three Months Ended			Nine Months Ended
General and Administrative:	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2020	September 30, 2019
General and administrative expenses	$16,065	$16,169	$16,077	$46,375	$48,396
Mark-to-market of deferred compensation plan liabilities (offset by an increase (decrease) in the mark-to-market of plan assets, which is
included in "interest and other income, net")	740	150	1,824	580	3,061
Total general and administrative	$16,805	$16,319	$17,901	$46,955	$51,457

	Three Months Ended			Nine Months Ended
Interest and Other Income, net:	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2020	September 30, 2019
Interest income, net	$364	$1,072	$428	$1,780	$4,190
Mark-to-market of deferred compensation plan assets (offset by an increase (decrease) in the mark-to-market of plan assets, which is
included in "general and administrative" expenses)	740	150	1,824	580	3,061
Preferred equity investment income (1)	-	-	-	-	454
Total interest and other income, net	$1,104	$1,222	$2,252	$2,360	$7,705

(1)	Represents 100% of the investment income from a preferred equity investment that was redeemed on March 1, 2019.

	Three Months Ended			Nine Months Ended
Interest and Debt Expense:	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2020	September 30, 2019
Interest expense	$33,472	$34,501	$33,690	$101,463	$103,012
Amortization of deferred financing costs	2,320	2,824	2,319	6,957	8,450
Total interest and debt expense	$35,792	$37,325	$36,009	$108,420	$111,462

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2020	September 30, 2019
Reconciliation of net (loss) income to FFO and Core FFO:
Net (loss) income	$(4,123)	$11,000	$(7,684)	$(6,581)	$23,174
Real estate depreciation and amortization (including our share
of unconsolidated joint ventures)	71,131	65,099	70,546	212,617	192,508
Adjustments related to discontinued operations	-	1,222	-	690	5,947
FFO (1)	67,008	77,321	62,862	206,726	221,629
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(12,695)	(12,142)	(8,711)	(30,375)	(35,167)
Consolidated real estate fund	79	(109)	1,235	1,291	(256)
FFO attributable to Paramount Group Operating Partnership	54,392	65,070	55,386	177,642	186,206
Less FFO attributable to noncontrolling interests in Operating Partnership	(4,659)	(6,294)	(4,723)	(15,660)	(17,997)
FFO attributable to common stockholders (1)	$49,733	$58,776	$50,663	$161,982	$168,209
Per diluted share	$0.22	$0.25	$0.23	$0.72	$0.72

FFO	$67,008	$77,321	$62,862	$206,726	$221,629
Non-core items:
Our share of distributions from 712 Fifth Avenue in excess of earnings	(498)	(976)	(920)	(1,806)	(1,037)
Other, net	308	715	324	935	1,798
Core FFO (1)	66,818	77,060	62,266	205,855	222,390
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(12,695)	(12,142)	(8,711)	(30,375)	(35,167)
Consolidated real estate fund	79	(109)	1,235	1,291	(256)
Core FFO attributable to Paramount Group Operating Partnership	54,202	64,809	54,790	176,771	186,967
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(4,642)	(6,269)	(4,672)	(15,584)	(18,075)
Core FFO attributable to common stockholders (1)	$49,560	$58,540	$50,118	$161,187	$168,892
Per diluted share	$0.22	$0.25	$0.23	$0.72	$0.72

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	221,461,146	231,197,838	221,573,199	223,593,376	232,974,210
Effect of dilutive securities	6,025	32,101	4,225	14,740	30,707
Denominator for FFO and Core FFO per diluted share	221,467,171	231,229,939	221,577,424	223,608,116	233,004,917

(1)	See page 47 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2020	September 30, 2019
Reconciliation of Core FFO to FAD:
Core FFO	$66,818	$77,060	$62,266	$205,855	$222,390
Add (subtract) adjustments to arrive at FAD:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	(5,523)	(11,556)	(10,037)	(27,364)	(34,362)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(2,986)	(2,787)	(1,701)	(7,519)	(8,772)
Amortization of deferred financing costs (including our share
of unconsolidated joint ventures)	2,624	2,980	2,651	7,905	8,883
Amortization of stock-based compensation expense	4,503	5,174	4,241	14,141	17,859
Expenditures to maintain assets	(5,139)	(4,141)	(3,861)	(13,709)	(14,366)
Second generation tenant improvements and leasing commissions	(6,590)	(10,481)	(10,762)	(41,285)	(39,675)
Adjustments related to discontinued operations	128	(1,002)	114	361	(1,748)
FAD (1)	53,835	55,247	42,911	138,385	150,209
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(5,689)	(5,291)	(3,066)	(11,453)	(16,589)
Consolidated real estate fund	79	(109)	1,235	1,291	(256)
FAD attributable to Paramount Group Operating Partnership	48,225	49,847	41,080	128,223	133,364
Less FAD attributable to noncontrolling interests in Operating Partnership	(4,131)	(4,821)	(3,503)	(11,234)	(12,895)
FAD attributable to common stockholders (1) (2)	$44,094	$45,026	$37,577	$116,989	$120,469

Dividends declared on common stock	$22,060	$22,795	$22,176	$66,482	$69,682

(1)	See page 47 for our definition of this measure.
(2)

FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2020	September 30, 2019
Reconciliation of net (loss) income to EBITDAre and Adjusted EBITDAre:
Net (loss) income	$(4,123)	$11,000	$(7,684)	$(6,581)	$23,174
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share
of unconsolidated joint ventures)	71,131	65,099	70,546	212,617	192,508
Interest and debt expense (including our share
of unconsolidated joint ventures)	41,224	40,270	41,412	124,757	119,263
Income tax expense (benefit) (including our share of
unconsolidated joint ventures)	394	(584)	140	1,152	825
Adjustments related to discontinued operations	10	1,222	-	700	5,947
EBITDAre (1)	108,636	117,007	104,414	332,645	341,717
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(20,452)	(18,829)	(15,750)	(51,995)	(55,077)
Consolidated real estate fund	78	(109)	1,211	1,158	(261)
PGRE's share of EBITDAre (1)	$88,262	$98,069	$89,875	$281,808	$286,379

EBITDAre	$108,636	$117,007	$104,414	$332,645	$341,717
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Our share of distributions from 712 Fifth Avenue in excess of earnings	(498)	(976)	(920)	(1,806)	(1,037)
Other, net	251	513	1,611	1,891	1,303
Adjusted EBITDAre (1)	108,389	116,544	105,105	332,730	341,983
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(20,452)	(18,829)	(15,750)	(51,995)	(55,077)
PGRE's share of Adjusted EBITDAre (1)	$87,937	$97,715	$89,355	$280,735	$286,906

(1)	See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2020	September 30, 2019	June 30, 2020	September 30, 2020	September 30, 2019
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(4,123)	$11,000	$(7,684)	$(6,581)	$23,174
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	58,889	60,696	58,716	176,032	181,685
General and administrative	16,805	16,319	17,901	46,955	51,457
Interest and debt expense	35,792	37,325	36,009	108,420	111,462
Income tax expense (benefit)	393	(583)	138	1,135	823
NOI from unconsolidated joint ventures	12,935	4,973	10,376	36,703	14,569
Loss from unconsolidated joint ventures	4,268	1,332	5,955	14,444	2,815
Fee income	(9,153)	(7,159)	(6,209)	(21,692)	(17,371)
Interest and other income, net	(1,104)	(1,222)	(2,252)	(2,360)	(7,705)
Adjustments related to discontinued operations	10	1,222	-	700	5,947
Other, net	137	580	169	457	1,433
NOI (1)	114,849	124,483	113,119	354,213	368,289
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(20,433)	(18,765)	(15,733)	(51,857)	(54,513)
Consolidated real estate fund	205	-	1,437	1,645	23
PGRE's share of NOI (1)	$94,621	$105,718	$98,823	$304,001	$313,799

NOI	$114,849	$124,483	$113,119	$354,213	$368,289
Less:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	(5,523)	(11,556)	(10,037)	(27,364)	(34,362)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(2,986)	(2,787)	(1,701)	(7,519)	(8,772)
Adjustments related to discontinued operations	128	91	114	361	302
Cash NOI (1)	106,468	110,231	101,495	319,691	325,457
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(14,513)	(16,680)	(13,716)	(41,431)	(47,048)
Consolidated real estate fund	205	-	1,437	1,645	23
PGRE's share of Cash NOI (1)	$92,160	$93,551	$89,216	$279,905	$278,432

(1)	See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended September 30, 2020
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(4,123)	$(4,076)	$9,765	$(9,812)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	58,889	39,942	17,787	1,160
General and administrative	16,805	-	-	16,805
Interest and debt expense	35,792	21,585	12,492	1,715
Income tax expense	393	3	7	383
NOI from unconsolidated joint ventures	12,935	3,116	10,019	(200)
Loss (income) from unconsolidated joint ventures	4,268	(239)	4,251	256
Fee income	(9,153)	-	-	(9,153)
Interest and other income, net	(1,104)	-	(41)	(1,063)
Adjustments related to discontinued operations	10	-	-	10
Other, net	137	-	-	137
NOI (1)	114,849	60,331	54,280	238
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(20,433)	(1,443)	(18,979)	(11)
Consolidated real estate fund	205	-	-	205
PGRE's share of NOI for the three months ended September 30, 2020	$94,621	$58,888	$35,301	$432
PGRE's share of NOI for the three months ended September 30, 2019	$105,718	$75,316	$27,272	$3,130

NOI	$114,849	$60,331	$54,280	$238
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	(5,523)	4,134	(9,628)	(29)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(2,986)	79	(3,065)	-
Adjustments related to discontinued operations	128	-	-	128
Cash NOI (1)	106,468	64,544	41,587	337
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(14,513)	(1,768)	(12,734)	(11)
Consolidated real estate fund	205	-	-	205
PGRE's share of Cash NOI for the three months ended September 30, 2020	$92,160	$62,776	$28,853	$531
PGRE's share of Cash NOI for the three months ended September 30, 2019	$93,551	$67,159	$23,193	$3,199

(1)	See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Nine Months Ended September 30, 2020
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(6,581)	$7,594	$19,839	$(34,014)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	176,032	119,888	52,794	3,350
General and administrative	46,955	-	-	46,955
Interest and debt expense	108,420	66,121	37,377	4,922
Income tax expense	1,135	3	-	1,132
NOI from unconsolidated joint ventures	36,703	8,740	29,566	(1,603)
Loss (income) from unconsolidated joint ventures	14,444	(377)	13,050	1,771
Fee income	(21,692)	-	-	(21,692)
Interest and other income, net	(2,360)	-	(278)	(2,082)
Adjustments related to discontinued operations	700	-	-	700
Other, net	457	-	-	457
NOI (1)	354,213	201,969	152,348	(104)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(51,857)	(1,873)	(49,973)	(11)
Consolidated real estate fund	1,645	-	-	1,645
PGRE's share of NOI for the nine months ended September 30, 2020	$304,001	$200,096	$102,375	$1,530
PGRE's share of NOI for the nine months ended September 30, 2019	$313,799	$228,089	$75,227	$10,483

NOI	$354,213	$201,969	$152,348	$(104)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	(27,364)	(8,044)	(19,344)	24
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(7,519)	855	(8,374)	-
Adjustments related to discontinued operations	361	-	-	361
Cash NOI (1)	319,691	194,780	124,630	281
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(41,431)	(2,272)	(39,148)	(11)
Consolidated real estate fund	1,645	-	-	1,645
PGRE's share of Cash NOI for the nine months ended September 30, 2020	$279,905	$192,508	$85,482	$1,915
PGRE's share of Cash NOI for the nine months ended September 30, 2019	$278,432	$202,338	$65,286	$10,808

(1)	See page 47 for our definition of this measure.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended September 30, 2020
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended September 30, 2020	$92,160	$62,776	$28,853	$531
Acquisitions (2)	(5,899)	-	(5,899)	-
Dispositions / Discontinued Operations	(2,285)	-	-	(2,285)	(3)
Lease termination income and other, net	1,801	(101)	148	1,754
PGRE's share of Same Store Cash NOI for the three months ended September 30, 2020	$85,777	$62,675	$23,102	$-

	Three Months Ended September 30, 2019
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended September 30, 2019	$93,551	$67,159		$23,193	$3,199
Acquisitions	-	-		-	-
Dispositions / Discontinued Operations	(6,760)	(2,407)	(4)	-	(4,353)	(3)
Reserves for uncollectible accounts receivable (5)	172	174		(2)	-
Lease termination income and other, net	403	-		(751)	1,154
PGRE's share of Same Store Cash NOI for the three months ended September 30, 2019	$87,366	$64,926		$22,440	$-

(Decrease) increase in PGRE's share of Same Store Cash NOI	$(1,589)	$(2,251)	$662	$-
% (Decrease) increase	(1.8%)	(3.5%)	3.0%

(1)	See page 47 for our definition of this measure.
(2)

Represents our share of Same Store Cash NOI attributable to acquired properties (Market Center and 55 Second Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)	Represents Cash NOI from discontinued operations (1899 Pennsylvania Avenue in 2020 and 1899 Pennsylvania Avenue and Liberty Place in 2019).
(4)	Represents Cash NOI attributable to 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.
(5)

Represents impairments of receivables arising from operating leases that have been consistently excluded from our same store results in prior periods as noted in our definition of these terms. In prior periods, adjustments for these items have been relatively small and as such, were included within “other”.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended September 30, 2020
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended September 30, 2020	$94,621	$58,888	$35,301	$432
Acquisitions (2)	(7,160)	-	(7,160)	-
Dispositions / Discontinued Operations	(2,157)	-	-	(2,157)	(3)
Non-cash write-offs of straight-line rent receivables (4)	13,109	12,396	713	-
Lease termination income and other, net	1,772	(101)	148	1,725
PGRE's share of Same Store NOI for the three months ended September 30, 2020	$100,185	$71,183	$29,002	$-

	Three Months Ended September 30, 2019
	Total	New York		San Francisco	Other
PGRE's share of NOI for the three months ended September 30, 2019	$105,718	$75,316		$27,272	$3,130
Acquisitions	-	-		-	-
Dispositions / Discontinued Operations	(7,133)	(2,871)	(5)	-	(4,262)	(3)
Reserves for uncollectible accounts receivable (4)	172	174		(2)	-
Lease termination income and other, net	381	-		(751)	1,132
PGRE's share of Same Store NOI for the three months ended September 30, 2019	$99,138	$72,619		$26,519	$-

Increase (decrease) in PGRE's share of Same Store NOI	$1,047	$(1,436)	$2,483	$-
% Increase (decrease)	1.1%	(2.0%)	9.4%

(1)	See page 47 for our definition of this measure.
(2)

Represents our share of Same Store NOI attributable to acquired properties (Market Center and 55 Second Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)	Represents NOI from discontinued operations (1899 Pennsylvania Avenue in 2020 and 1899 Pennsylvania Avenue and Liberty Place in 2019).
(4)

Represents impairments of receivables arising from operating leases that have been consistently excluded from our same store results in prior periods as noted in our definition of these terms. In prior periods, adjustments for these items have been relatively small and as such, were included within “other”.

(5)	Represents NOI attributable to 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Nine Months Ended September 30, 2020
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the nine months ended September 30, 2020	$279,905	$192,508	$85,482	$1,915
Acquisitions (2)	(19,459)	-	(19,459)	-
Dispositions / Discontinued Operations	(6,876)	-	-	(6,876)	(3)
Reserves for uncollectible accounts receivable (4)	1,940	1,152	788	-
Lease termination income and other, net	4,848	(254)	141	4,961
PGRE's share of Same Store Cash NOI for the nine months ended September 30, 2020	$260,358	$193,406	$66,952	$-

	Nine Months Ended September 30, 2019
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the nine months ended September 30, 2019	$278,432	$202,338		$65,286	$10,808
Acquisitions	-	-		-	-
Dispositions / Discontinued Operations	(16,664)	(3,213)	(5)	-	(13,451)	(3)
Reserves for uncollectible accounts receivable (4)	448	473		(25)	-
Lease termination income and other, net	(454)	(2,346)		(751)	2,643
PGRE's share of Same Store Cash NOI for the nine months ended September 30, 2019	$261,762	$197,252		$64,510	$-

(Decrease) increase in PGRE's share of Same Store Cash NOI	$(1,404)	$(3,846)	$2,442	$-
% (Decrease) increase	(0.5%)	(1.9%)	3.8%

(1)	See page 47 for our definition of this measure.
(2)

Represents our share of Same Store Cash NOI attributable to acquired properties (Market Center, 55 Second Street and 111 Sutter Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)	Represents Cash NOI from discontinued operations (1899 Pennsylvania Avenue in 2020 and 1899 Pennsylvania Avenue and Liberty Place in 2019).
(4)

Represents impairments of receivables arising from operating leases that have been consistently excluded from our same store results in prior periods as noted in our definition of these terms. In prior periods, adjustments for these items have been relatively small and as such, were included within “other”.

(5)	Represents Cash NOI attributable to 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Nine Months Ended September 30, 2020
	Total	New York	San Francisco	Other
PGRE's share of NOI for the nine months ended September 30, 2020	$304,001	$200,096	$102,375	$1,530
Acquisitions (2)	(24,877)	-	(24,877)	-
Dispositions / Discontinued Operations	(6,515)	-	-	(6,515)	(3)
Non-cash write-offs (primarily straight-line rent receivables) (4)	20,794	17,389	3,405	-
Reserves for uncollectible accounts receivable (4)	1,940	1,152	788	-
Lease termination income and other, net	4,872	(254)	141	4,985
PGRE's share of Same Store NOI for the nine months ended September 30, 2020	$300,215	$218,383	$81,832	$-

	Nine Months Ended September 30, 2019
	Total	New York		San Francisco	Other
PGRE's share of NOI for the nine months ended September 30, 2019	$313,799	$228,089		$75,227	$10,483
Acquisitions	-	-		-	-
Dispositions / Discontinued Operations	(16,955)	(3,806)	(5)	-	(13,149)	(3)
Reserves for uncollectible accounts receivable (4)	448	473		(25)	-
Lease termination income and other, net	(431)	(2,346)		(751)	2,666
PGRE's share of Same Store NOI for the nine months ended September 30, 2019	$296,861	$222,410		$74,451	$-

Increase (decrease) in PGRE's share of Same Store NOI	$3,354	$(4,027)	$7,381	$-
% Increase (decrease)	1.1%	(1.8%)	9.9%

(1)	See page 47 for our definition of this measure.
(2)

Represents our share of Same Store NOI attributable to acquired properties (Market Center, 55 Second Street and 111 Sutter Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)	Represents NOI from discontinued operations (1899 Pennsylvania Avenue in 2020 and 1899 Pennsylvania Avenue and Liberty Place in 2019).
(4)

Represents impairments of receivables arising from operating leases that have been consistently excluded from our same store results in prior periods as noted in our definition of these terms. In prior periods, adjustments for these items have been relatively small and as such, were included within “other”.

(5)	Represents NOI attributable to 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.

CONSOLIDATED JOINT VENTURES AND FUND - BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated					Residential
	Joint Ventures	1633 Broadway (1)	One Market Plaza	300 Mission Street	Other (2)	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	24.4%	7.4%
Assets:
Real estate, net	$3,474,281	$1,803,248	$1,189,736	$481,297	$-	$-
Cash and cash equivalents	117,055	41,722	51,276	23,154	903	2,445
Restricted cash	1,383	78	1,305	-	-	-
Investments in unconsolidated joint ventures	-	-	-	-	-	67,769
Accounts and other receivables	3,728	1,517	1,009	1,202	-	124
Deferred rent receivable	183,890	111,603	55,755	16,532	-	-
Deferred charges, net	56,647	29,677	16,750	10,220	-	-
Intangible assets, net	81,066	58,629	16,533	5,904	-	-
Other assets	18,264	11,956	5,759	549	-	15,690
Total Assets	$3,936,314	$2,058,430	$1,338,123	$538,858	$903	$86,028

Liabilities:
Notes and mortgages payable, net	$2,456,764	$1,240,872	$971,458	$244,434	$-	$-
Accounts payable and accrued expenses	51,316	11,241	27,590	12,429	56	67
Intangible liabilities, net	33,733	19,081	13,504	1,148	-	-
Other liabilities	4,398	67	4,328	3	-	-
Total Liabilities	2,546,211	1,271,261	1,016,880	258,014	56	67

Equity:
Paramount Group, Inc. equity	953,527	708,780	157,477	86,545	725	6,793
Noncontrolling interests	436,576	78,389	163,766	194,299	122	79,168
Total Equity	1,390,103	787,169	321,243	280,844	847	85,961

Total Liabilities and Equity	$3,936,314	$2,058,430	$1,338,123	$538,858	$903	$86,028

(1)	On May 27, 2020, we sold a 10.0% interest in 1633 Broadway.
(2)	Represents PGRESS Equity Holdings, LP.

CONSOLIDATED JOINT VENTURES AND FUND - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2019
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	One Market Plaza	300 Mission Street	Other (1)	Development Fund
PGRE Ownership		49.0%	31.1%	24.4%	7.4%
Assets:
Real estate, net	$1,685,391	$1,203,232	$482,159	$-	$-
Cash and cash equivalents	64,172	46,601	16,668	903	2,258
Restricted cash	3,398	3,398	-	-	-
Investments in unconsolidated joint ventures	-	-	-	-	69,535
Accounts and other receivables	2,015	1,085	930	-	125
Deferred rent receivable	57,338	46,901	10,437	-	-
Deferred charges, net	24,030	13,330	10,700	-	-
Intangible assets, net	29,872	21,943	7,929	-	-
Other assets	5,386	4,937	449	-	15,746
Total Assets	$1,871,602	$1,341,427	$529,272	$903	$87,664

Liabilities:
Notes and mortgages payable, net	$1,205,324	$970,681	$234,643	$-	$-
Accounts payable and accrued expenses	35,191	26,165	8,971	55	61
Intangible liabilities, net	19,841	18,405	1,436	-	-
Other liabilities	4,273	4,270	3	-	8,774
Total Liabilities	1,264,629	1,019,521	245,053	55	8,835

Equity:
Paramount Group, Inc. equity	246,195	157,801	87,669	725	6,433
Noncontrolling interests	360,778	164,105	196,550	123	72,396
Total Equity	606,973	321,906	284,219	848	78,829

Total Liabilities and Equity	$1,871,602	$1,341,427	$529,272	$903	$87,664

(1)	Represents PGRESS Equity Holdings, LP.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated					Residential
	Joint Ventures	1633 Broadway	One Market Plaza	300 Mission Street	Other (1)	Development Fund
Total revenues	$84,431	$35,898	$36,581	$11,938	$14	$-
Total operating expenses	30,352	17,238	9,619	3,495	-	-
Net operating income (2)	54,079	18,660	26,962	8,443	14	-
Depreciation and amortization	(28,084)	(14,143)	(10,560)	(3,381)	-	-
Interest and other income (loss), net	37	-	40	1	(4)	108
Interest and debt expense	(22,394)	(9,902)	(10,303)	(2,189)	-	-
Loss from unconsolidated joint ventures	-	-	-	-	-	(223)
Net income (loss) before income taxes	3,638	(5,385)	6,139	2,874	10	(115)
Income tax expense	(7)	(3)	(1)	(3)	-	-
Net income (loss)	$3,631	$(5,388)	$6,138	$2,871	$10	$(115)

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%	24.4%	7.4%
Net (loss) income	$(972)	$(4,849)	$3,008	$867	$2	$(36)
Add: Management fee income	1,037	423	187	427	-	-
PGRE's share of net income (loss)	65	(4,426)	3,195	1,294	2	(36)
Add: Real estate depreciation and amortization	18,955	12,729	5,174	1,052	-	-
FFO/Core FFO (2)	$19,020	$8,303	$8,369	$2,346	$2	$(36)

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$4,603	$(539)	$3,130	$2,004	$8	$(79)
Less: Management fee expense	(1,037)	(423)	(187)	(427)	-	-
Net income (loss) attributable to noncontrolling interests	3,566	(962)	2,943	1,577	8	(79)
Add: Real estate depreciation and amortization	9,129	1,414	5,386	2,329	-	-
FFO/Core FFO (2)	$12,695	$452	$8,329	$3,906	$8	$(79)

(1)	Represents PGRESS Equity Holdings, LP.
(2)	See page 47 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2019
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	One Market Plaza	300 Mission Street	Other (1)	Development Fund
Total revenues	$49,115	$36,367	$12,748	$-	$-
Total operating expenses	14,067	9,927	4,140	-	-
Net operating income (2)	35,048	26,440	8,608	-	-
Depreciation and amortization	(15,947)	(10,604)	(5,343)	-	-
Interest and other income (loss), net	151	191	45	(85)	66
Interest and debt expense	(12,383)	(10,303)	(2,080)	-	-
Income from unconsolidated joint ventures	-	-	-	-	1
Net income (loss)	$6,869	$5,724	$1,230	$(85)	$67

PGRE's share
Ownership	Total	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$3,140	$2,803	$358	$(21)	$(42)
Add: Management fee income	678	196	482	-	-
PGRE's share of net income (loss)	3,818	2,999	840	(21)	(42)
Add: Real estate depreciation and amortization	6,856	5,196	1,660	-	-
FFO/Core FFO (2)	$10,674	$8,195	$2,500	$(21)	$(42)

Noncontrolling interests' share
Ownership	Total	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$3,729	$2,921	$872	$(64)	$109
Less: Management fee expense	(678)	(196)	(482)	-	-
Net income (loss) attributable to noncontrolling interests	3,051	2,725	390	(64)	109
Add: Real estate depreciation and amortization	9,091	5,408	3,683	-	-
FFO/Core FFO (2)	$12,142	$8,133	$4,073	$(64)	$109

(1)	Represents PGRESS Equity Holdings, LP.
(2)	See page 47 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated					Residential
	Joint Ventures	1633 Broadway (1)	One Market Plaza	300 Mission Street	Other (2)	Development Fund
Total revenues	$183,036	$49,006	$109,326	$24,690	$14	$-
Total operating expenses	62,611	24,617	28,588	9,406	-	5
Net operating income (loss) (3)	120,425	24,389	80,738	15,284	14	(5)
Depreciation and amortization	(61,027)	(19,633)	(31,244)	(10,150)	-	-
Interest and other income (loss), net	264	-	244	34	(14)	343
Interest and debt expense	(51,009)	(13,632)	(30,690)	(6,687)	-	(141)
Loss from unconsolidated joint ventures	-	-	-	-	-	(1,773)
Net income (loss) before income taxes	8,653	(8,876)	19,048	(1,519)	-	(1,576)
Income tax benefit (expense)	3	(3)	(2)	8	-	(2)
Net income (loss)	$8,656	$(8,879)	$19,046	$(1,511)	$-	$(1,578)

PGRE's share
Ownership	Total	90.0% (1)	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$792	$(7,991)	$9,329	$(546)	$-	$(287)
Add: Management fee income	2,379	566	535	1,278	-	-
PGRE's share of net income (loss)	3,171	(7,425)	9,864	732	-	(287)
Add: Real estate depreciation and amortization	36,137	17,670	15,309	3,158	-	-
FFO/Core FFO (3)	$39,308	$10,245	$25,173	$3,890	$-	$(287)

Noncontrolling interests' share
Ownership	Total	10.0% (1)	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$7,864	$(888)	$9,717	$(965)	$-	$(1,291)
Less: Management fee expense	(2,379)	(566)	(535)	(1,278)	-	-
Net income (loss) attributable to noncontrolling interests	5,485	(1,454)	9,182	(2,243)	-	(1,291)
Add: Real estate depreciation and amortization	24,890	1,963	15,935	6,992	-	-
FFO/Core FFO (3)	$30,375	$509	$25,117	$4,749	$-	$(1,291)

(1)	Represents the results of operations from the date of disposition through September 30, 2020.
(2)	Represents PGRESS Equity Holdings, LP.
(3)	See page 47 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2019
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	One Market Plaza	300 Mission Street	Other (1)	Development Fund
Total revenues	$140,985	$104,400	$36,585	$-	$-
Total operating expenses	39,694	28,444	11,250	-	18
Net operating income (loss) (2)	101,291	75,956	25,335	-	(18)
Depreciation and amortization	(47,266)	(31,594)	(15,672)	-	-
Interest and other income, net	907	459	136	312	154
Interest and debt expense	(36,822)	(30,581)	(6,241)	-	-
Loss from unconsolidated joint ventures	-	-	-	-	(6)
Net income before income taxes	18,110	14,240	3,558	312	130
Income tax expense	(19)	(3)	(16)	-	(5)
Net income	$18,091	$14,237	$3,542	$312	$125

PGRE's share
Ownership	Total	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$8,087	$6,972	$1,039	$76	$(131)
Add: Management fee income	1,751	537	1,214	-	-
PGRE's share of net income (loss)	9,838	7,509	2,253	76	(131)
Add: Real estate depreciation and amortization	20,352	15,481	4,871	-	-
FFO/Core FFO (2)	$30,190	$22,990	$7,124	$76	$(131)

Noncontrolling interests' share
Ownership	Total	51.0%	68.9%	75.6%	92.6%
Net income	$10,004	$7,265	$2,503	$236	$256
Less: Management fee expense	(1,751)	(537)	(1,214)	-	-
Net income attributable to noncontrolling interests	8,253	6,728	1,289	236	256
Add: Real estate depreciation and amortization	26,914	16,113	10,801	-	-
FFO/Core FFO (2)	$35,167	$22,841	$12,090	$236	$256

(1)	Represents PGRESS Equity Holdings, LP.
(2)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,638,584	$208,581	$660,377	$380,947	$215,393	$1,173,286
Cash and cash equivalents	87,057	24,959	26,373	8,867	3,206	23,652
Restricted cash	25,335	2,145	-	-	2,863	20,327
Accounts and other receivables	3,313	241	1,880	479	560	153
Deferred rent receivable	23,186	15,116	3,208	1,924	2,160	778
Deferred charges, net	11,372	8,609	828	487	1,448	-
Intangible assets, net	124,754	-	44,779	25,521	7,133	47,321
Other assets	8,945	3,594	431	197	237	4,486
Total Assets	$2,922,546	$263,245	$737,876	$418,422	$233,000	$1,270,003

Liabilities:
Notes and mortgages payable, net	$1,753,699	$297,261	$400,031	$186,552	$146,029	$723,826
Accounts payable and accrued expenses	68,523	8,619	13,760	4,749	4,562	36,833
Intangible liabilities, net	29,106	-	9,230	16,446	3,430	-
Other liabilities	24,995	272	23,059	4	305	1,355
Total Liabilities	1,876,323	306,152	446,080	207,751	154,326	762,014

Total Equity	1,046,223	(42,907)	291,796	210,671	78,674	507,989

Total Liabilities and Equity	$2,922,546	$263,245	$737,876	$418,422	$233,000	$1,270,003

(1)	Represents 60 Wall, Oder-Center, Germany and One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2019
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,581,738	$206,913	$671,276	$385,614	$216,936	$1,100,999
Cash and cash equivalents	69,286	31,216	9,934	7,254	1,866	19,016
Restricted cash	5,785	2,224	-	-	3,531	30
Accounts and other receivables	3,036	1,611	684	280	461	-
Deferred rent receivable	18,296	14,711	416	917	1,127	1,125
Deferred charges, net	10,074	7,703	250	561	1,560	-
Intangible assets, net	172,041	-	61,061	30,996	11,090	68,894
Other assets	4,812	158	1,632	189	81	2,752
Total Assets	$2,865,068	$264,536	$745,253	$425,811	$236,652	$1,192,816

Liabilities:
Notes and mortgages payable, net	$1,648,403	$296,953	$397,398	$186,433	$142,783	$624,836
Accounts payable and accrued expenses	64,254	6,607	5,875	4,778	4,482	42,512
Intangible liabilities, net	38,377	-	14,228	19,668	4,481	-
Other liabilities	1,505	271	-	4	174	1,056
Total Liabilities	1,752,539	303,831	417,501	210,883	151,920	668,404

Total Equity	1,112,529	(39,295)	327,752	214,928	84,732	524,412

Total Liabilities and Equity	$2,865,068	$264,536	$745,253	$425,811	$236,652	$1,192,816

(1)	Represents 60 Wall, Oder-Center, Germany and One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$61,965	$10,646	$16,504	$8,320	$4,542	$21,953
Total operating expenses	26,381	5,794	6,682	3,286	2,061	8,558
Net operating income (2)	35,584	4,852	9,822	5,034	2,481	13,395
Depreciation and amortization	(29,700)	(2,682)	(10,360)	(4,798)	(2,742)	(9,118)
Interest and other loss, net	(45)	(6)	(21)	(8)	(10)	-
Interest and debt expense	(14,030)	(2,702)	(3,397)	(1,857)	(1,533)	(4,541)
Net loss before income taxes	(8,191)	(538)	(3,956)	(1,629)	(1,804)	(264)
Income tax expense	(1)	-	(1)	-	-	-
Net loss	$(8,192)	$(538)	$(3,957)	$(1,629)	$(1,804)	$(264)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(4,726)	(269)	(2,654)	(711)	(884)	$(208)
Less: Step-up basis adjustment	(40)	-	-	(2)	-	(38)
Add: Distributions received from 712 Fifth Avenue in excess of earnings	498	498	-	-	-	-
PGRE's share of net (loss) income	(4,268)	229	(2,654)	(713)	(884)	(246)
Add: Real estate depreciation and amortization	12,242	1,341	6,941	2,117	1,344	499
FFO (2)	7,974	1,570	4,287	1,404	460	253
Less: Distributions received from 712 Fifth Avenue in excess of earnings	(498)	(498)	-	-	-	-
Core FFO (2)	$7,476	$1,072	$4,287	$1,404	$460	$253

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(3,466)	$(269)	$(1,303)	$(918)	$(920)	$(56)
Add: Real estate depreciation and amortization	17,498	1,341	3,419	2,683	1,398	8,657
FFO/Core FFO (2)	$14,032	$1,072	$2,116	$1,765	$478	$8,601

(1)	Represents 60 Wall, Oder-Center, Germany and One Steuart Lane.
(2)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2019
		712 Fifth	55 Second	111 Sutter
	Total	Avenue	Street (1)	Street	Other (2)
Total revenues	$41,188	$11,044	$3,559	$4,238	$22,347
Total operating expenses	17,670	6,878	1,386	1,892	7,514
Net operating income (3)	23,518	4,166	2,173	2,346	14,833
Depreciation and amortization	(17,252)	(2,781)	(2,116)	(3,225)	(9,130)
Interest and other income (loss), net	179	111	15	(1)	54
Interest and debt expense	(12,902)	(2,701)	(832)	(1,703)	(7,666)
Net loss before income taxes	(6,457)	(1,205)	(760)	(2,583)	(1,909)
Income tax benefit	2	-	-	2	-
Net loss	$(6,455)	$(1,205)	$(760)	$(2,581)	$(1,909)

PGRE's share
Ownership	Total	50.0%	44.1%	49.0%	Various
Net loss	$(2,271)	$(603)	$(336)	$(1,266)	$(66)
Less: Step-up basis adjustment	(37)	-	-	-	(37)
Add: Distributions received from 712 Fifth Avenue in excess of earnings	976	976	-	-	-
PGRE's share of net (loss) income	(1,332)	373	(336)	(1,266)	(103)
Add: Real estate depreciation and amortization	4,403	1,390	933	1,581	499
FFO (3)	3,071	1,763	597	315	396
Less: Distributions received from 712 Fifth Avenue in excess of earnings	(976)	(976)	-	-	-
Core FFO (3)	$2,095	$787	$597	$315	$396

Joint Venture Partners' share
Ownership	Total	50.0%	55.9%	51.0%	Various
Net loss	$(4,184)	$(602)	$(424)	$(1,315)	$(1,843)
Add: Real estate depreciation and amortization	12,886	1,391	1,183	1,644	8,668
FFO/Core FFO (3)	$8,702	$789	$759	$329	$6,825

(1)	Represents the results of operations from the date of acquisition (August 21, 2019) through September 30, 2019.
(2)	Represents 60 Wall, Oder-Center, Germany and One Steuart Lane.
(3)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center (1)	Street	Street	Other (2)
Total revenues	$185,072	$32,014	$47,712	$25,133	$13,997	$66,216
Total operating expenses	81,963	18,688	19,702	9,768	5,742	28,063
Net operating income (3)	103,109	13,326	28,010	15,365	8,255	38,153
Depreciation and amortization	(88,981)	(8,038)	(30,646)	(14,382)	(8,545)	(27,370)
Interest and other income (loss), net	3	65	(45)	(17)	(20)	20
Interest and debt expense	(44,244)	(8,049)	(10,107)	(5,570)	(4,609)	(15,909)
Net loss before income taxes	(30,113)	(2,696)	(12,788)	(4,604)	(4,919)	(5,106)
Income tax expense	(45)	-	(5)	(20)	(6)	(14)
Net loss	$(30,158)	$(2,696)	$(12,793)	$(4,624)	$(4,925)	$(5,120)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(16,129)	$(1,348)	$(8,578)	$(2,052)	$(2,413)	$(1,738)
Less: Step-up basis adjustment	(121)	-	-	(7)	-	(114)
Add: Distributions received from 712 Fifth Avenue in excess of earnings	1,806	1,806	-	-	-	-
PGRE's share of net (loss) income	(14,444)	458	(8,578)	(2,059)	(2,413)	(1,852)
Add: Real estate depreciation and amortization	36,585	4,019	20,533	6,348	4,187	1,498
FFO (3)	22,141	4,477	11,955	4,289	1,774	(354)
Less: Distributions received from 712 Fifth Avenue in excess of earnings	(1,806)	(1,806)	-	-	-	-
Core FFO (3)	$20,335	$2,671	$11,955	$4,289	$1,774	$(354)

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(14,029)	$(1,348)	$(4,215)	$(2,572)	$(2,512)	$(3,382)
Add: Real estate depreciation and amortization	52,517	4,019	10,113	8,041	4,358	25,986
FFO/Core FFO (3)	$38,488	$2,671	$5,898	$5,469	$1,846	$22,604

(1)	Acquired on December 11, 2019.
(2)	Represents 60 Wall, Oder-Center, Germany and One Steuart Lane.
(3)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2019
		712 Fifth	55 Second	111 Sutter
	Total	Avenue	Street (1)	Street (2)	Other (3)
Total revenues	$116,358	$36,124	$3,559	$10,854	$65,821
Total operating expenses	47,347	19,659	1,386	4,605	21,697
Net operating income (4)	69,011	16,465	2,173	6,249	44,124
Depreciation and amortization	(46,459)	(8,318)	(2,116)	(8,632)	(27,393)
Interest and other income, net	478	379	15	8	76
Interest and debt expense	(36,752)	(8,020)	(832)	(4,537)	(23,363)
Net (loss) income before income taxes	(13,722)	506	(760)	(6,912)	(6,556)
Income tax (expense) benefit	(6)	-	-	2	(8)
Net (loss) income	$(13,728)	$506	$(760)	$(6,910)	$(6,564)

PGRE's share
Ownership	Total	50.0%	44.1%	49.0%	Various
Net (loss) income	$(3,737)	$253	$(336)	$(3,387)	$(267)
Less: Step-up basis adjustment	(115)	-	-	-	(115)
Add: Distributions received from 712 Fifth Avenue in excess of earnings	1,037	1,037	-	-	-
PGRE's share of net (loss) income	(2,815)	1,290	(336)	(3,387)	(382)
Add: Real estate depreciation and amortization	10,823	4,159	933	4,230	1,501
FFO (4)	8,008	5,449	597	843	1,119
Less: Distributions received from 712 Fifth Avenue in excess of earnings	(1,037)	(1,037)	-	-	-
Core FFO (4)	$6,971	$4,412	$597	$843	$1,119

Joint Venture Partners' share
Ownership	Total	50.0%	55.9%	51.0%	Various
Net (loss) income	$(9,991)	$253	$(424)	$(3,523)	$(6,297)
Add: Real estate depreciation and amortization	35,751	4,159	1,183	4,402	26,007
FFO/Core FFO (4)	$25,760	$4,412	$759	$879	$19,710

(1)	Represents the results of operations from the date of acquisition (August 21, 2019) through September 30, 2019.
(2)	Represents the results of operations from the date of acquisition (February 7, 2019) through September 30, 2019.
(3)	Represents 60 Wall, Oder-Center, Germany and One Steuart Lane.
(4)	See page 47 for our definition of these measures.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

As of September 30, 2020
Debt:
Consolidated debt:
Notes and mortgages payable (1)	$3,819,434
$1.0 billion Revolving Credit Facility	200,000
4,019,434
Less:
Noncontrolling interests' share of consolidated debt (2)	(790,653)
Add:
PGRE's share of unconsolidated joint venture debt (3)	606,158
PGRE's Share of Total Debt (4)	3,834,939

	Shares / Units	Share Price as of
Equity:	Outstanding	September 30, 2020
Common stock	220,545,325	$7.08	1,561,461
Operating Partnership units	20,756,618	7.08	146,956
Total equity	241,301,943	7.08	1,708,417

Total Market Capitalization			$5,543,356

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)	Represents noncontrolling interests’ share of 1633 Broadway, One Market Plaza and 300 Mission Street.
(3)	Represents our share of 712 Fifth Avenue, Market Center, 55 Second Street, 111 Sutter Street, 60 Wall Street and Oder-Center, Germany.
(4)	See page 47 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,250,000	2.99%	$1,250,000	2.99%	$-	-
1301 Avenue of the Americas	850,000	2.61%	500,000	3.05%	350,000	1.99%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	-	-
One Market Plaza	975,000	4.03%	975,000	4.03%	-	-
300 Mission Street	244,434	3.65%	244,434	3.65%	-	-
Revolving Credit Facility	200,000	1.30%	-	-	200,000	1.30%
Total consolidated debt	4,019,434	3.22%	3,469,434	3.45%	550,000	1.74%
Noncontrolling interests' share	(790,653)	3.79%	(790,653)	3.79%	-	-
PGRE's share of consolidated debt	$3,228,781	3.08%	$2,678,781	3.36%	$550,000	1.74%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$-	-
Market Center	403,973	3.06%	402,000	3.07%	1,973	1.65%
55 Second Street	187,500	3.88%	187,500	3.88%	-	-
111 Sutter Street	147,550	3.65%	-	-	147,550	3.65%
60 Wall Street	575,000	2.60%	-	-	575,000	2.60%
Oder-Center, Germany	18,101	4.62%	18,101	4.62%	-	-
Total unconsolidated debt	1,632,124	3.12%	907,601	3.37%	724,523	2.81%
Joint venture partners' share	(1,025,966)	3.02%	(403,872)	3.46%	(622,094)	2.73%
PGRE's share of unconsolidated debt	$606,158	3.31%	$503,729	3.30%	$102,429	3.33%

PGRE's share of Total Debt (1)	$3,834,939	3.12%	$3,182,510	3.35%	$652,429	1.99%

Revolving Credit Facility Covenants: (2)	Required	Actual	Debt Composition (at PGRE's share):	Amount	%
Total Debt / Total Assets	Less than 60%	42.9%	Fixed rate debt:
Secured Debt / Total Assets	Less than 50%	43.4%	Consolidated fixed rate debt	$2,678,781
Fixed Charge Coverage	Greater than 1.5x	3.36x	Unconsolidated fixed rate debt	503,729
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	PGRE's share of fixed rate debt	3,182,510	83.0%
Unencumbered Interest Coverage	Greater than 1.75x	15.34x	Variable rate debt:
			Consolidated variable rate debt	550,000
			Unconsolidated variable rate debt	102,429
			PGRE's share of variable rate debt	652,429	17.0%

			PGRE's share of Total Debt (1)	$3,834,939	100.0%

(1)	See page 47 for our definition of this measure.
(2)

This section presents ratios as of September 30, 2020 in accordance with the terms of our revolving credit facility, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2020	2021	2022	2023	2024	Thereafter	Total
1301 Avenue of the Americas	$-	$850,000	$-	$-	$-	$-	$850,000
300 Mission Street	-	-	-	244,434	-	-	244,434
One Market Plaza	-	-	-	-	975,000	-	975,000
1633 Broadway	-	-	-	-	-	1,250,000	1,250,000
31 West 52nd Street	-	-	-	-	-	500,000	500,000
Revolving Credit Facility	-	-	200,000	-	-	-	200,000
Total consolidated debt	-	850,000	200,000	244,434	975,000	1,750,000	4,019,434
Noncontrolling interests' share	-	-	-	(168,415)	(497,250)	(124,988)	(790,653)
PGRE's share of consolidated debt	$-	$850,000	$200,000	$76,019	$477,750	$1,625,012	$3,228,781

Unconsolidated Joint Venture Debt:
60 Wall Street	$-	$-	$575,000	$-	$-	$-	$575,000
Oder-Center, Germany	-	-	18,101	-	-	-	18,101
111 Sutter Street	-	-	-	147,550	-	-	147,550
Market Center	-	-	-	-	-	403,973	403,973
712 Fifth Avenue	-	-	-	-	-	300,000	300,000
55 Second Street	-	-	-	-	-	187,500	187,500
Total unconsolidated debt	-	-	593,101	147,550	-	891,473	1,632,124
Joint venture partners' share	-	-	(562,573)	(75,251)	-	(388,142)	(1,025,966)
PGRE's share of unconsolidated debt	$-	$-	$30,528	$72,299	$-	$503,331	$606,158

PGRE's Share of Total Debt (1)	$-	$850,000	$230,528	$148,318	$477,750	$2,128,343	$3,834,939

Weighted average rate	-%	2.61%	1.49%	3.65%	4.03%	3.25%	3.12%

% of debt maturing	-%	22.2%	6.0%	3.9%	12.5%	55.4%	100.0%

(1)	See page 47 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited and in thousands, except square feet and per square foot amounts)

		Paramount	Number of	Square	%	%	Annualized Rent (1)
Property	Submarket	Ownership	Buildings	Feet	Leased (1)	Occupied (1)	Amount	Per Square Foot (2)

As of September 30, 2020
New York:
1633 Broadway (3)	West Side	90.0%	1	2,499,105	98.4%	98.4%	$181,533	$76.40
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1	1,765,688	99.0%	98.1%	138,773	80.42
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1	810,993	91.7%	91.7%	49,745	68.29
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%	1	763,140	98.2%	98.2%	71,327	92.62
900 Third Avenue	East Side	100.0%	1	591,533	80.6%	80.6%	34,962	73.42
712 Fifth Avenue	Madison / Fifth Avenue	50.0%	1	543,411	74.4%	70.0%	44,147	115.92
60 Wall Street	Downtown	5.0%	1	1,625,483	100.0%	100.0%	73,600	45.28	(4)
Subtotal / Weighted average			7	8,599,353	95.4%	95.0%	594,087	73.45
PGRE's share			7	6,533,716	95.1%	94.7%	483,949	79.30

San Francisco:
One Market Plaza	South Financial District	49.0%	2	1,591,919	98.2%	98.2%	141,993	90.16
Market Center	South Financial District	67.0%	2	746,013	93.7%	93.7%	59,637	85.35
300 Mission Street	South Financial District	31.1%	1	660,702	99.1%	99.1%	53,014	81.12
One Front Street	North Financial District	100.0%	1	644,700	100.0%	98.8%	51,925	81.62
55 Second Street	South Financial District	44.1%	1	379,621	95.7%	95.7%	27,834	76.83
111 Sutter Street	North Financial District	49.0%	1	277,403	83.0%	83.0%	18,415	80.73
Subtotal / Weighted average			8	4,300,358	96.6%	96.4%	352,818	84.92
PGRE's share			8	2,433,388	96.8%	96.5%	199,244	84.74

Subtotal / Weighted average			15	12,899,711	95.8%	95.5%	946,905	$77.38
PGRE's share			15	8,967,104	95.6%	95.2%	683,193	$80.84

Discontinued Operations
1899 Pennsylvania Avenue (5)	CBD	100.0%	1	190,955	90.4%	90.4%	15,376	88.51

Total / Weighted average			16	13,090,666	95.8%	95.4%	962,281	$77.54
PGRE's share			16	9,158,059	95.5%	95.1%	698,569	$80.99

(1)	See page 47 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	On May 27, 2020, we sold a 10.0% interest in 1633 Broadway.
(4)	Represents “triple-net” rent.
(5)

On March 6, 2020, we entered into an agreement to sell 1899 Pennsylvania Avenue, a 191,000 square foot office building located in Washington, D.C. The transaction, which is subject to customary closing conditions, is expected to close in the fourth quarter of 2020.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of September 30, 2020		As of June 30, 2020		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	98.4%	98.4%	98.4%	98.4%	-%
1301 Avenue of the Americas	100.0%	99.0%	99.0%	99.0%	99.0%	-%
1325 Avenue of the Americas	100.0%	91.7%	91.7%	91.8%	91.8%	(0.1%)
31 West 52nd Street	100.0%	98.2%	98.2%	98.3%	98.3%	(0.1%)
900 Third Avenue	100.0%	80.6%	80.6%	81.8%	81.8%	(1.2%)
712 Fifth Avenue	50.0%	74.4%	74.4%	75.2%	75.2%	(0.8%)
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	-%
Weighted average		95.4%	95.4%	95.6%	95.6%	(0.2%)
PGRE's share		95.1%	95.1%	95.3%	95.3%	(0.2%)

San Francisco:
One Market Plaza	49.0%	98.2%	98.2%	98.2%	98.2%	-%
Market Center	67.0%	93.7%	93.7%	94.3%	94.3%	(0.6%)
300 Mission Street	31.1%	99.1%	99.1%	99.1%	99.1%	-%
One Front Street	100.0%	100.0%	100.0%	100.0%	100.0%	-%
55 Second Street	44.1%	95.7%	95.7%	95.7%	95.7%	-%
111 Sutter Street	49.0%	83.0%	83.0%	83.3%	83.3%	(0.3%)
Weighted average		96.6%	96.6%	96.7%	96.7%	(0.1%)
PGRE's share		96.8%	96.8%	96.9%	96.9%	(0.1%)

Weighted average		95.8%	95.8%	96.0%	96.0%	(0.2%)
PGRE's share		95.6%	95.6%	95.7%	95.7%	(0.1%)

Discontinued Operations:
1899 Pennsylvania Avenue	100.0%	90.4%	90.4%	90.4%	90.4%	-%

Weighted average		95.8%	95.8%	95.9%	95.9%	(0.1%)
PGRE's share		95.5%	95.5%	95.6%	95.6%	(0.1%)

(1)	See page 47 for our definition of this measure.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of September 30, 2020		As of December 31, 2019		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	98.4%	98.4%	98.4%	98.4%	-%
1301 Avenue of the Americas	100.0%	99.0%	99.0%	99.4%	99.4%	(0.4%)
1325 Avenue of the Americas	100.0%	91.7%	91.7%	91.1%	91.1%	0.6%
31 West 52nd Street	100.0%	98.2%	98.2%	97.5%	97.5%	0.7%
900 Third Avenue	100.0%	80.6%	80.6%	83.4%	83.4%	(2.8%)
712 Fifth Avenue	50.0%	74.4%	74.4%	74.2%	74.2%	0.2%
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	-%
Weighted average		95.4%	95.4%	95.6%	95.6%	(0.2%)
PGRE's share		95.1%	95.1%	95.5%	95.3%	(0.2%)

San Francisco:
One Market Plaza	49.0%	98.2%	98.2%	98.4%	98.4%	(0.2%)
Market Center	67.0%	93.7%	93.7%	95.6%	95.6%	(1.9%)
300 Mission Street	31.1%	99.1%	99.1%	100.0%	100.0%	(0.9%)
One Front Street	100.0%	100.0%	100.0%	100.0%	100.0%	-%
55 Second Street	44.1%	95.7%	95.7%	95.7%	95.7%	-%
111 Sutter Street	49.0%	83.0%	83.0%	86.3%	86.3%	(3.3%)
Weighted average		96.6%	96.6%	97.4%	97.4%	(0.8%)
PGRE's share		96.8%	96.8%	97.5%	97.5%	(0.7%)

Weighted average		95.8%	95.8%	96.2%	96.2%	(0.4%)
PGRE's share		95.6%	95.6%	96.0%	95.9%	(0.3%)

Discontinued Operations:
1899 Pennsylvania Avenue	100.0%	90.4%	90.4%	90.4%	90.4%	-%

Weighted average		95.8%	95.8%	96.1%	96.1%	(0.3%)
PGRE's share		95.5%	95.5%	95.9%	95.8%	(0.3%)

(1)	See page 47 for our definition of this measure.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE's Share of
				Total		Total			Annualized Rent (1)		% of
		Lease		Square Feet		Square Feet		% of Total		Per Square	Annualized
Top 10 Tenants:	Property	Expiration		Occupied		Occupied		Square Feet	Amount	Foot	Rent
As of September 30, 2020
Barclays Capital, Inc.	1301 Avenue of the Americas	Dec-2020		497,418		497,418		5.4%	$33,475	$67.30	4.8%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,992		328,992		3.6%	28,993	88.13	4.2%
First Republic Bank	One Front Street	Jun-2025	(2)	350,340	(2)	350,340	(2)	3.8%	28,399	81.06	4.1%
Credit Agricole Corporate &
Investment Bank	1301 Avenue of the Americas	Feb-2023		312,679		312,679		3.4%	27,471	87.86	3.9%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(3)	320,325	(3)	320,325	(3)	3.5%	27,171	84.82	3.9%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		288,823		3.2%	26,310	91.09	3.8%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		234,749		2.6%	17,919	76.33	2.6%
WMG Acquisition Corp.
(Warner Music Group)	1633 Broadway	Jul-2029		296,344		266,713		2.9%	17,478	65.53	2.5%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		261,196		235,079		2.6%	15,018	63.88	2.1%
Google, Inc.	One Market Plaza	Apr-2025		342,211		167,683		1.8%	14,323	85.42	2.1%

	PGRE's Share of
	Square Feet	% of Occupied	Annualized	% of
Industry Diversification:	Occupied	Square Feet	Rent (1)	Annualized Rent
As of September 30, 2020
Legal Services	1,886,733	21.7%	$156,963	22.5%
Financial Services - Commercial and Investment Banking	1,866,318	21.4%	143,317	20.5%
Technology and Media	1,760,225	20.2%	133,965	19.2%
Financial Services, all others	1,278,611	14.7%	115,208	16.5%
Insurance	448,762	5.1%	39,678	5.7%
Retail	140,947	1.6%	14,802	2.1%
Travel & Leisure	192,856	2.2%	13,532	1.9%
Real Estate	162,320	1.9%	13,305	1.9%
Other Professional Services	145,817	1.7%	11,911	1.7%
Other	824,344	9.5%	55,888	8.0%

(1)	See page 47 for our definition of this measure.
(2)	76,999 and 22,690 of the square feet leased expire on December 31, 2029 and December 31, 2030, respectively.
(3)	116,462 of the square feet leased expires on March 31, 2032.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended September 30, 2020

Total square feet leased	104,522	52,072	52,450

PGRE's share of total square feet leased:(2)	54,721	29,419	25,302
Initial rent (3)	$73.48	$72.16	$75.02
Weighted average lease term (in years)	3.2	1.5	5.2
Tenant improvements and leasing commissions:
Per square foot	$1.52	$0.44	$2.77
Per square foot per annum	$0.47	$0.30	$0.53
Percentage of initial rent	0.6%	0.4%	0.7%
Rent concessions:
Average free rent period (in months)	1.3	0.3	2.4
Average free rent period per annum (in months)	0.4	0.2	0.5

Second generation space: (3)
Square feet	54,721	29,419	25,302
Cash basis:
Initial rent (3)	$73.48	$72.16	$75.02
Prior escalated rent (3)	$70.95	$73.91	$67.51
Percentage increase (decrease)	3.6%	(2.4%)	11.1%
GAAP basis:
Straight-line rent (3)	$73.77	$70.93	$77.08
Prior straight-line rent (3)	$67.39	$73.16	$60.69
Percentage increase (decrease)	9.5%	(3.0%)	27.0%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)

PGRE’s share of total square feet leased and the related statistics exclude the impact of 17,925 square feet of retail space at 712 Fifth Avenue, that was leased to Harry Winston for a 16-year term. The lease has a weighted average initial rent of $437.43 per square foot and tenant improvement and leasing commissions were $65.13 per square foot per annum, or 14.9% of initial rent.

(3)	See page 47 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Nine Months Ended September 30, 2020

Total square feet leased	611,876	152,834	459,042

PGRE's share of total square feet leased:(2)	350,687	125,913	224,774
Initial rent (3)	$89.68	$76.60	$97.00
Weighted average lease term (in years)	4.3	3.9	4.5
Tenant improvements and leasing commissions:
Per square foot	$30.59	$21.82	$35.50
Per square foot per annum	$7.16	$5.54	$7.96
Percentage of initial rent	8.0%	7.2%	8.2%
Rent concessions:
Average free rent period (in months)	2.2	1.7	2.5
Average free rent period per annum (in months)	0.5	0.4	0.6

Second generation space: (3)
Square feet	318,577	117,631	200,946
Cash basis:
Initial rent (3)	$88.58	$74.34	$96.92
Prior escalated rent (3)	$72.06	$73.93	$70.97
Percentage increase	22.9%	0.6%	36.6%
GAAP basis:
Straight-line rent (3)	$88.60	$72.31	$98.14
Prior straight-line rent (3)	$71.83	$70.33	$72.70
Percentage increase	23.4%	2.8%	35.0%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)

PGRE’s share of total square feet leased and the related statistics exclude the impact of 17,925 square feet of retail space at 712 Fifth Avenue, that was leased to Harry Winston for a 16-year term. The lease has a weighted average initial rent of $437.43 per square foot and tenant improvement and leasing commissions were $65.13 per square foot per annum, or 14.9% of initial rent.

(3)	See page 47 for our definition of this measure.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	15,275	10,915	$788	$56.31	0.1%

4Q 2020	81,702	46,448	4,111	89.30	0.6%

1Q 2021	723,643	638,709	45,393	71.44	6.4%
2Q 2021	195,783	190,261	15,524	81.50	2.2%
3Q 2021	37,003	35,937	2,739	76.87	0.4%
4Q 2021	82,125	66,470	3,497	75.17	0.5%
Total 2021	1,038,554	931,377	67,153	73.95	9.5%
2022	2,262,732	464,854	31,048	80.09	4.4%
2023	1,047,364	889,302	73,576	85.28	10.4%
2024	802,940	714,755	59,633	83.48	8.4%
2025	1,411,167	881,262	72,672	82.46	10.3%
2026	1,432,221	1,008,529	80,189	77.58	11.3%
2027	207,449	141,918	12,383	87.20	1.7%
2028	255,681	209,154	16,994	81.74	2.4%
2029	550,277	501,287	38,357	76.93	5.4%
Thereafter	3,429,238	2,943,301	250,988	83.74	35.5%

(1)	See page 47 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	4,739	4,231	$486	$67.68	0.1%

4Q 2020	32,672	17,702	1,427	81.67	0.3%

1Q 2021	553,146	544,689	37,379	69.11	7.6%
2Q 2021	180,286	180,286	14,671	81.36	3.0%
3Q 2021	13,238	13,238	792	58.58	0.2%
4Q 2021	68,404	57,277	2,770	73.77	0.6%
Total 2021	815,074	795,490	55,612	72.00	11.4%
2022	1,831,675	258,953	13,162	71.42	2.7%
2023	552,946	524,561	41,122	82.55	8.4%
2024	601,726	584,882	48,249	82.60	9.8%
2025	299,107	241,876	21,584	89.20	4.4%
2026	704,695	646,145	50,981	75.76	10.4%
2027	85,378	79,854	6,873	86.07	1.4%
2028	147,554	127,134	10,399	82.38	2.1%
2029	517,456	484,516	37,065	76.93	7.6%
Thereafter	2,614,236	2,449,795	202,660	80.86	41.4%

(1)	See page 47 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	9,461	5,609	$302	$40.13	0.2%

4Q 2020	49,030	28,746	2,684	93.79	1.3%

1Q 2021	166,180	89,703	7,639	84.78	3.8%
2Q 2021	15,497	9,975	853	84.10	0.4%
3Q 2021	23,765	22,699	1,947	87.94	1.0%
4Q 2021	13,721	9,193	727	79.08	0.3%
Total 2021	219,163	131,570	11,166	84.86	5.5%
2022	427,326	202,170	17,672	87.39	8.7%
2023	359,640	229,963	19,947	86.95	9.8%
2024	201,214	129,873	11,384	87.46	5.6%
2025	1,112,060	639,386	51,088	79.90	25.2%
2026	699,280	334,138	26,949	80.85	13.3%
2027	122,071	62,064	5,510	88.66	2.7%
2028	108,127	82,020	6,595	80.74	3.3%
2029	32,821	16,771	1,292	77.03	0.6%
Thereafter	814,479	492,983	48,308	97.99	23.8%

(1)	See page 47 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – OTHER (1)

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (2)		% of
Lease Expiration (3)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (4)	Annualized Rent

Month to Month	1,075	1,075	$-	$-	-%

4Q 2020	-	-	-	-	-%

1Q 2021	4,317	4,317	375	86.95	2.4%
2Q 2021	-	-	-	-	-%
3Q 2021	-	-	-	-	-%
4Q 2021	-	-	-	-	-%
Total 2021	4,317	4,317	375	86.95	2.4%
2022	3,731	3,731	214	57.32	1.4%
2023	134,778	134,778	12,507	91.44	81.4%
2024	-	-	-	-	-%
2025	-	-	-	-	-%
2026	28,246	28,246	2,259	79.99	14.7%
2027	-	-	-	-	-%
2028	-	-	-	-	-%
2029	-	-	-	-	-%
Thereafter	523	523	20	30.00	0.1%

(1)	Represents lease expirations of 1899 Pennsylvania Avenue, which is classified as discontinued operations.
(2)	See page 47 for our definition of this measure.
(3)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(4)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended September 30, 2020
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$5,139	$3,347	$1,768	$24
Second generation tenant improvements	5,265	603	4,662	-
Second generation leasing commissions	1,325	815	510	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$11,729	$4,765	$6,940	$24

Redevelopment Expenditures: (1)
One Market Plaza	$1,229	$-	$1,229	$-
Other	1,415	1,151	264	-
Total Redevelopment Expenditures	$2,644	$1,151	$1,493	$-

	Three Months Ended September 30, 2019
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$4,680	$2,721	$1,369	$590
Second generation tenant improvements	3,119	2,694	116	309
Second generation leasing commissions	7,916	1,342	6,329	245
First generation leasing costs and capital expenditures	2,664	-	2,664	-
Total Capital Expenditures	$18,379	$6,757	$10,478	$1,144

Redevelopment Expenditures: (1)
1325 Avenue of the Americas (Lobby Renovation and Elevator Modernization)	$3,166	$3,166	$-	$-
300 Mission Street (Lobby Renovation)	2,508	-	2,508	-
31 West 52nd Street (Lobby Renovation)	435	435	-	-
Other	2,368	2,007	361	-
Total Redevelopment Expenditures	$8,477	$5,608	$2,869	$-

(1)	See page 47 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Nine Months Ended September 30, 2020
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$13,709	$9,143	$4,316	$250
Second generation tenant improvements	32,272	20,678	11,594	-
Second generation leasing commissions	9,013	3,009	6,004	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$54,994	$32,830	$21,914	$250

Redevelopment Expenditures: (1)
One Market Plaza	$4,576	$-	$4,576	$-
Other	7,609	4,846	2,763	-
Total Redevelopment Expenditures	$12,185	$4,846	$7,339	$-

	Nine Months Ended September 30, 2019
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$15,170	$8,706	$5,532	$932
Second generation tenant improvements	26,031	20,214	5,128	689
Second generation leasing commissions	14,890	5,543	8,790	557
First generation leasing costs and capital expenditures	4,317	-	4,317	-
Total Capital Expenditures	$60,408	$34,463	$23,767	$2,178

Redevelopment Expenditures: (1)
1325 Avenue of the Americas (Lobby Renovation and Elevator Modernization)	$8,250	$8,250	$-	$-
300 Mission Street (Lobby Renovation)	6,720	-	6,720	-
31 West 52nd Street (Lobby Renovation)	3,921	3,921	-	-
Other	4,444	3,645	799	-
Total Redevelopment Expenditures	$23,335	$15,816	$7,519	$-

(1)	See page 47 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods and not classified as discontinued operations.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.